Exhibit F, Schedule 4(b):  Acquisition, Retirement or Redemption of Equity

      Name of the Issuer                             Name of the System Company, if
                                                              different
---------------------------------------------------------------------------------------------------
VEBA Electronics Beteiligungs GmbH


VIAG Telecom Beteiligungs GmbH




E.ON Telekom GmbH

Rhom GmbH & Co. KG                                         Degussa AG

Creanova de Mexico S.A. de C.V.                            Degussa Mexico S.A.

RohMax USA Inc.                                            Rhom GmbH & Co. KG

Infracor GmbH                                              Degussa AG

Sarnico Grundstucksverwaltungs GmbH                        ASTA GmbH

Silikal North America Inc.                                 Rhom America LLC

Paraglas Holding                                           Parachemie Ges. m.b.H.

Laporte Invesco                                            Laporte B.V.

Degussa Fruit and Flavors  System                          Alex Fries Inc

Goldschmidt AG                                             Degussa AG

Degussa Health & Nutrition Mexico                          Alex Fries Inc

Proligo France SAS                                         Proligo International

Proligo USA Corp                                           Proligo LLC

Proligo Japan KK                                           Proligo International

Proligo Australia                                          Proligo International

Proligo Singapore                                          Proligo International

Proligo England Ltd.                                       Proligo International

DH Energiebeschaffungs GmbH                                Degussa AG

Germed                                                     Degussa AG

Medavox srl                                                Degussa AG

Joint solar VerwaltungsGmbH                                Degussa AG

Joint solar Silicon GmbH                                   Degussa AG

Shanghai AJ Reagents Co. Ltd.                              Degussa (China) Co. Ltd.

Al-Schaum AG&Co.KG                                         Goldschmidt AG

VEBA Electronics UK PLC
(guaranteed variable rate
unsecured loan notes 1996 - 2005)

Klocknerhaus Verwaltungs GmbH & Co. KG


Wilh. Ispert GmbH & Co. KG


AV Packaging GmbH

2
      Name of the Issuer                                           Consideration

---------------------------------------------------------------------------------------------------------
VEBA Electronics Beteiligungs GmbH                                  (euro) 170,000,000.00


VIAG Telecom Beteiligungs GmbH                                      (euro) 619,475,816.00




E.ON Telekom GmbH                                                   (euro) 735,000,000.00

Rhom GmbH & Co. KG                                                      Capital Reduction

Creanova de Mexico S.A. de C.V.                                                    Merger

RohMax USA Inc.                                                         Capital Reduction

Infracor GmbH                                                                    Spin off

Sarnico Grundstucksverwaltungs GmbH                                     Capital Reduction

Silikal North America Inc.                                                         Merger

Paraglas Holding                                                                   Merger

Laporte Invesco                                        preferred shares Capital reduction

Degussa Fruit and Flavors  System                                             Acquisition

Goldschmidt AG                                                                Acquisition

Degussa Health & Nutrition Mexico                                                  Merger

Proligo France SAS                                                            Acquisition

Proligo USA Corp                                                              Acquisition

Proligo Japan KK                                                              Acquisition

Proligo Australia                                                             Acquisition

Proligo Singapore                                                             Acquisition

Proligo England Ltd.                                                          Acquisition

DH Energiebeschaffungs GmbH                                                        Merger

Germed                                                                             Merger

Medavox srl                                                                   Acquisition

Joint solar VerwaltungsGmbH                                                   Acquisition

Joint solar Silicon GmbH                                                      Acquisition

Shanghai AJ Reagents Co. Ltd.                                                 Acquisition

Al-Schaum AG&Co.KG                                                            Acquisition

VEBA Electronics UK PLC                                                       GBP 243.455
(guaranteed variable rate
unsecured loan notes 1996 - 2005)

Klocknerhaus Verwaltungs GmbH & Co. KG                                   (euro) 5,000,000


Wilh. Ispert GmbH & Co. KG                                               (euro) 2,500,000


AV Packaging GmbH                                                      (euro) 455,898,000


      Name of the Issuer                                             extinguished or held for further              Exemption
                                                                              disposition
------------------------------------------------------------------------------------------------------------------------------------
VEBA Electronics Beteiligungs GmbH                    withdrawal of additional-paid in capital                      HCAR No. 27539
                                                                               to loss set-off

VIAG Telecom Beteiligungs GmbH                     reduction of additional paid-in capital, in                        Section 34
                                                                           connection with the
                                                                        "Abspaltung" of silent
                                                                   partnership E.ON Energie AG

E.ON Telekom GmbH                                      reduction of additional paid-in capital                        Section 34

Rhom GmbH & Co. KG                                                                extinguished                      HCAR No. 27539

Creanova de Mexico S.A. de C.V.                                                   extinguished                      HCAR No. 27539

RohMax USA Inc.                                                                   extinguished                      HCAR No. 27539

Infracor GmbH                                                                     extinguished                      HCAR No. 27539

Sarnico Grundstucksverwaltungs GmbH                                               extinguished                      HCAR No. 27539

Silikal North America Inc.                                                        extinguished                      HCAR No. 27539

Paraglas Holding                                                                  extinguished                      HCAR No. 27539

Laporte Invesco                                                                   extinguished                      HCAR No. 27539

Degussa Fruit and Flavors  System                                         held for disposition                      HCAR No. 27539

Goldschmidt AG                                                            held for disposition                      HCAR No. 27539

Degussa Health & Nutrition Mexico                                                 extinguished                      HCAR No. 27539

Proligo France SAS                                                        held for disposition                      HCAR No. 27539

Proligo USA Corp                                                          held for disposition                      HCAR No. 27539

Proligo Japan KK                                                          held for disposition                      HCAR No. 27539

Proligo Australia                                                         held for disposition                      HCAR No. 27539

Proligo Singapore                                                         held for disposition                      HCAR No. 27539

Proligo England Ltd.                                                      held for disposition                      HCAR No. 27539

DH Energiebeschaffungs GmbH                                                       extinguished                      HCAR No. 27539

Germed                                                                            extinguished                      HCAR No. 27539

Medavox srl                                                               held for disposition                      HCAR No. 27539

Joint solar VerwaltungsGmbH                                               held for disposition                      HCAR No. 27539

Joint solar Silicon GmbH                                                  held for disposition                      HCAR No. 27539

Shanghai AJ Reagents Co. Ltd.                                             held for disposition                      HCAR No. 27539

Al-Schaum AG&Co.KG                                                        held for disposition                      HCAR No. 27539

VEBA Electronics UK PLC                                                           extinguished                      HCAR No. 27539
(guaranteed variable rate
unsecured loan notes 1996 - 2005)

Klocknerhaus Verwaltungs GmbH & Co. KG                   capital reduction by repayment to the                      HCAR No. 27539
                                                                    general partner AVIGA GmbH

Wilh. Ispert GmbH & Co. KG                               capital reduction by repayment to the                      HCAR No. 27539
                                                                    general partner AVIGA GmbH

AV Packaging GmbH                                      reduction of additional paid-in capital                      HCAR No. 27539
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